UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction if incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

27401 Los Altos, Suite 100, Mission Viejo, California 92691
(Address of principal executive offices)

(949) 614-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On November 9, 2006, the Company’s board of directors received notice that Joseph Flynn was resigning as Chief Executive Officer of the Company effective immediately as of that date. Mr. Flynn’s decision to resign was not based on any disagreement with the Company's management or board of directors. Effective as of that same date, the board of directors appointed Etienne Weidemann  to serve as the Company's  Chief Executive Officer and President.   Mr. Flynn will continue to serve in his capacity as Chairman of the Board of Directors of the Company.

Mr. Weidemann joined the Company in November 2002 as Vice President of Marketing. In March 2003, Mr. Weidemann was promoted to Executive Vice President of Sales and Marketing. Prior to Auxilio, Mr. Weidemann was Vice President of Sales and Vendor Marketing for the e-Learning and Collaboration Groups at Advanstar Communications Inc. From 1996 to 1999, Mr. Weidemann was a Director and founding member of WildnetAfrica.com where he played a leading strategic role in determining the company's go-to-market strategy. From 1991 through 1996, Mr. Weidemann was Managing Director of Elecrep Corporation, an engineering and automotive manufacturing concern in South Africa. Mr. Weidemann graduated with a law degree from the University of South Africa and was admitted as an Attorney of the Supreme Court of South Africa in 1989.

On March 15, 2006, the Company entered into an employment agreement with Mr. Weidemann. This agreement was effective January 1, 2006, has a term of two years, and provides for a base annual salary of $175,000. Mr. Weidemann received 80,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished. The Company and Mr. Weidemann intend to operate under his current employment agreement even though Mr. Weidemann’s title has changed to Chief Executive Officer and President of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 15, 2006, the Company issued a press release announcing the resignation of Mr. Flynn and the appointment of MR. Weidemann to the position of Chief Executive Officer and President of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

          Exhibit No.  Description of Exhibit

99.1                         Press Release issued by Auxilio, Inc. dated November 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                AUXILIO, INC.

Date: November 15, 2006
        By:  /s/ Paul T. Anthony
        Name: Paul T. Anthony
        Title:  Chief Financial Officer
                                                                                                                                            Principal Financial Officer

EXHIBIT INDEX

                Exhibit No.                                   Description of exhibit

             99.1                                          Press Release issued by Auxilio, Inc. dated November 15, 2006